                                                             Exhibit 99.906 CERT

         The undersigned, the Treasurer of the First Focus Funds, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended September 30, 2003 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:


1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



______November 17, 2003______________________
Date


___/s/David P. Greer_________________________________________
David P. Greer
President, First Focus Funds


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         The undersigned, the Treasurer of the First Focus Funds, Inc. (the
"Fund"), with respect to the Form N-CSR for the period ended September 30, 2003 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:


1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



___November 28, 2003_______________________
Date


______/s/Trent Statczar___________________________
Trent Statczar
Treasurer, First Focus Funds